Exhibit 99.1

Xperi Announces Details for Completion of Separation

San Jose, Calif. (September 8, 2022) – Xperi Holding Corporation (Nasdaq: XPER), (the “Company”) today announced that its Board of Directors (“Board”) has approved the details and timing of the previously announced Spin-Off (the “Spin-Off”) of the Company’s product business, Xperi Inc. (“Xperi Inc.”) from the Company’s IP licensing business, Adeia.

The Board has declared a distribution of the then issued and outstanding shares of common stock, par value $0.001 per share, of Xperi Inc. (the “Xperi Inc. Common Stock”), as a dividend on a pro rata basis to the Company’s stockholders of record as of the close of business on Wednesday, September 21, 2022 (the “Record Date”). Each Company stockholder of record on the Record Date will receive a distribution of four shares of Xperi Inc. Common Stock for every ten shares of common stock, par value $0.001 per share, of the Company, that it holds on the Record Date. Each Company stockholder of record on the Record Date will receive cash in lieu of the fractional shares of Xperi Inc. Common Stock created as a result of the Spin-Off.

The Spin-Off is expected to occur on or about October 1, 2022. Upon completion of the Spin-Off, Xperi Inc. will be an independent, publicly traded company, and the Company will retain no ownership interest in Xperi Inc. It is anticipated that “when-issued” trading in Xperi Inc. Common Stock on the New York Stock Exchange (“NYSE”) will begin on or about September 20, 2022, under the symbol “XPER WI,” and that Xperi Inc. Common Stock will begin “regular-way” trading on the NYSE on October 3, 2022 under the symbol “XPER”. The Company will be renamed Adeia Inc. and is expected to remain trading on the Nasdaq under the new stock symbol “ADEA”.

Company stockholders of record on the Record Date do not need to take any action to receive shares of Xperi Inc. Common Stock or to participate in the Spin-Off.

Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Company common shares before or on the Spin-Off.

The Spin-Off remains subject to certain customary conditions being satisfied or waived as of the closing date, including the U.S. Securities and Exchange Commission (“SEC”) having declared effective Xperi Inc.’s registration statement on Form 10 (the “Form 10”). The Form 10 is available at www.sec.gov under “Xperi Inc.”.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (Adeia, DTS, HD Radio, IMAX Enhanced, TiVo), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers.

Xperi, Adeia, DTS, IMAX Enhanced, HD Radio, Perceive, TiVo and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Holding Corporation in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

About Adeia

Adeia invents, develops and licenses fundamental innovations that shape the way millions of people explore and experience entertainment in an increasingly connected world. From TVs to smartphones, and across all types of entertainment experiences, Adeia’s technologies allow users to manage content and connections in a way that is smart, immersive and personal. For more information, please visit adeia.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Spin-Off timing. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; the impact of supply chain constraints on our customers; and the Spin-Off. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Xperi Investor Contact:

Jill Koval, Arbor Advisory Group

+1 203-832-4449

ir@xperi.com

Media Contact:

Amy Brennan, Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

SOURCE: Xperi Holding Corp

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